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                                                                    EXHIBIT 23.1


                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 1998 (except Note 14, as to which the date is September 15, 1998) in Amendment No. 3 to the Registration Statement (Form S-4 No. 333-63641) and the related Prospectus of Classic Communications, Inc.


                                                          /s/ ERNST & YOUNG LLP


Austin, Texas

January 28, 1999